NVIT Form N-SAR 6-30-2016
Exhibit For Item No. 77.O. - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund Bond Index Fund
Issuer American International Group, Inc. (2026)
Underwriter/ Affiliated Participant Underwriter
U.S. Bancorp Investments, Inc./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$350,000,000/$1,500,000,000Commission or % of Offering
0.450%

Purchase Date 03/17/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund
NVIT Bond Index Fund
Issuer
Aon plc (2025)
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$85,000,000/$750,000,000
Commission or % of Offering
0.550%

Purchase Date 02/23/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer
Newell Rubbermaid Inc. (2026)Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$100,000,000/$2,000,000,000
Commission or % of Offering 0.650%

Purchase Date 03/18/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer
Occidental Petroleum Corporation (2026)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$55,000,000/$1,150,000,000
Commission or % of Offering 0.450%

Purchase Date 03/28/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer
Stryker Corporation (2026)Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$50,000,000/$1,000,000,000
Commission or % of Offering 0.650%Purchase Date 03/03/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer
Sysco Corporation (2026)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$50,000,000/$1,000,000,000
Commission or % of Offering 0.450%

Purchase Date 03/22/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer
Union Pacific Corp. (2046)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$40,000,000/$600,000,000
Commission or % of Offering 0.875%

Purchase Date 02/25/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Indiana Michigan Power Company (2046)Underwriter/ Affiliated Participant Underwriter
$13,850,000/$400,000,000

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
Credit Suisse Securities (USA) LLC/PNC Capital Markets LLC
Commission or % of Offering 0.875%

Purchase Date 02/29/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Wells Fargo & Company (2026)

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities, LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$146,289,000/$3,000,000,000
Commission or % of Offering 0.450%

Purchase Date 04/15/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Crown Castle International Corp. (2026)
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC, Barclays Capital Inc./
PNC Capital Markets LLC, Other: Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities
(USA), Inc. for CG-CGCM

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$35,000,000/$750,000,000
Commission or % of Offering 0.650%

Purchase Date 04/26/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Barclays PLC (2026)
Underwriter/ Affiliated Participant Underwriter Barclays Capital Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$128,545,000/$1,250,000,000
Commission or % of Offering 0.450%

Purchase Date 05/05/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer The Southern Company (2026)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$100,000,000/$1,750,000,000
Commission or % of Offering 0.650%

Purchase Date 05/19/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Commonwealth Edison Company (2046)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$21,250,000/$700,000,000
Commission or % of Offering 0.875%

Purchase Date 06/20/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund

Issuer Aetna Inc. (2026)

Underwriter/ Affiliated Participant Underwriter
UBS Securities LLC/
PNC Capital Markets LLC, Other: UBS Securities LLC for UBS-PACE, Mitsubishi UFJ
Securities (USA), Inc. for CG-CGCM

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$200,000,000/$2,800,000,000
Commission or % of Offering 0.650%

Purchase Date 06/02/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer US Foods Holding Corp. IPO (USFD, 91200810)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley and Company LLC/JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$8,880,300/$1,022,222,212
Commission or % of Offering $1.0925

Purchase Date 05/26/2016

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer Transunion (TRU)

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs / J.P. Morgan, Bank of America, Merrill Lynch,  Deutsche Bank Securities
Evercore ISI,  RBC Capital Markets, Wells Fargo Securities, Cowen and Company, Stifel

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$12, 840,000/$502,445,250
Commission or % of Offering 2.650%

Purchase Date 06/07/2016